UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2020

Whitestone REIT
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34855	76-0594970

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, TX	77063

(Address of Principal Executive Offices)	(Zip Code)

(713) 827-9595

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	WSR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Trustee and Changes to Board Committees.

On February 7, 2020, the Board of Trustees (the “Board”) of Whitestone REIT (the “Company”) expanded the size of the Board to seven members and elected Jeff Jones as a new Class II trustee to serve until the 2020 annual meeting of shareholders or until his successor is duly elected and qualified or his earlier resignation or removal, with his service to begin immediately. Mr. Jones has been appointed to the Audit Committee of the Board and to the Compensation Committee of the Board. Mr. Jones has been determined by the Board to meet the “independence” standards of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”) and the “audit committee financial expert” standards of the SEC for service on the Audit Committee.

There were no arrangements or understandings between Mr. Jones and any person pursuant to which Mr. Jones was elected a trustee. Mr. Jones will receive the same compensation as the other non-employee members of the Board. A description of the compensation payable to the Company’s trustees was included in the Company’s Proxy Statement filed with the SEC on April 4, 2019.

Mr. Jones, 63, has over 35 years of experience as an investment banker and restructuring advisor and is a managing director at Stephens Inc. He co-headed Blackhill Partners, an investment banking and restructuring firm, from 2011 through the firm’s acquisition from its founder and the firm’s subsequent sale to Stephens Inc. in 2018. Mr. Jones has served as a company director and has advised healthy and distressed companies, creditors and shareholders.

Item 7.01. Regulation FD Disclosure.

On February 13, 2020, the Company issued a press release announcing the appointment of Mr. Jones, which is furnished herewith as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Whitestone REIT, dated February 13, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
Date: February 13, 2020	By:	/s/ David K. Holeman
David K. Holeman
Chief Financial Officer